NVIT Nationwide Fund
Summary Prospectus May 1, 2010

Class Y  /  Class I  /  Class II  /  Class III  /  Class IV
Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective

The Fund seeks total return through a flexible combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II	Class III	Class IV
	Shares	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None

Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	N/A	N/A	N/A	1.00%	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.58%	0.58%	0.58%	0.58%	0.58%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	N/A	N/A

Other Expenses[1]	0.07%	0.22%	0.22%	0.22%	0.22%

Total Annual Fund Operating Expenses	0.65%	0.80%	1.05%	0.80%	0.80%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

NSP-NAT 5/10

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Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$66	$208	$362	$810

Class I shares	82	255	444	990

Class II shares	107	334	579	1,283

Class III shares	82	255	444	990

Class IV shares	82	255	444	990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85.37% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks and other equity securities using a dual approach that blends fundamental investment and quantitative techniques. The Fund is composed of two portions: a fundamentally managed portion and a quantitatively managed portion. The fundamental portion uses bottom-up qualitative research in constructing a diversified portfolio; the quantitative portion seeks to add to the Fund’s performance while moderating its risk versus the Fund’s benchmark. The subadviser combines and integrates these portions to produce an overall blended equity portfolio consisting of various types of stocks that offer the potential for capital growth and/or dividend income.

The subadviser typically reviews holdings closely and may sell a company’s securities if there is:

•	a deterioration in business quality (e.g., loss of business focus, change in competitive landscape, management changes);
•	a change in valuation (e.g., share price increase outpaces business growth);
•	corporate activity (e.g., takeover or merger); or
•	the emergence of more attractive investment opportunities.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares
(Years Ended December 31,)

Best Quarter:  17.59% – 2nd qtr. of 2009
Worst Quarter:  −25.39% – 4th qtr. of 2008

The inception dates for Class II, Class III and Class IV shares are July 11, 2002, May 6, 2002 and April 28, 2003, respectively. The Fund has not commenced offering Class Y shares as of the date of this Prospectus. Pre-inception historical performance for each of these share classes is based on the previous performance of Class I shares. Performance for Class II shares has been adjusted to reflect that share class’s higher expenses than those of Class I shares. Performance for Class Y shares has not been adjusted to reflect its lower expenses than those of Class I shares.

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Average Annual Total Returns
(For Periods Ended December 31, 2009)

	1 Year	5 Years	10 Years
Class Y shares	26.10%	−0.54%	−0.29%

Class I shares	26.10%	−0.54%	−0.29%

Class II shares	25.56%	−0.81%	−0.47%

Class III shares	26.16%	−0.52%	−0.25%

Class IV shares	25.94%	−0.56%	−0.30%

S&P 500® Index (reflects no deduction for fees or expenses)	26.46%	0.42%	−0.95%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Aberdeen Asset Management Inc. (“Aberdeen”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Paul Atkinson	Head of Equities, Aberdeen	Since September 1998

Francis Radano III, CFA	Investment Manager, Aberdeen	Since October 2007

Joseph A. Cerniglia, CFA	Senior Investment Manager, Aberdeen	Since October 2007

Jarett Fisher, CFA	Quantitative Investment Manager, Aberdeen	Since June 2008

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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